QuickLinks -- Click here to rapidly navigate through this document

Exhibit 99

Woodward Governor Company
Certification pursuant to Section 906
of the Sarbanes-Oxley Act of 2002

        We hereby certify that the accompanying Report of Woodward Governor Company on Form 10-Q for the three months ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of Woodward Governor Company.

/s/ JOHN A. HALBROOK John A. Halbrook President and Chief Executive Officer	/s/ STEPHEN P. CARTER Stephen P. Carter Executive Vice President, Chief Financial Officer and Treasurer

QuickLinks

  Exhibit 99